Vessels, net	6 Months Ended
Jun. 30, 2025
Vessels, net [Abstract]
Vessels, net
4.	Vessels, net:

The movement in “Vessels, net,” between the periods presented in the accompanying interim consolidated balance sheets is analyzed as follows:

	Vessels cost	Accumulated depreciation	Vessels, net
Balance, January 1, 2025	$29,113	$(3,015)	$26,098
Recognition of right of use asset under finance lease	28,100	—	28,100
Depreciation	—	(1,181)	(1,181)
Balance, June 30, 2025	$57,213	$(4,196)	$53,017

Right of use assets under finance leases. On March 21, 2025, the Company entered into a bareboat agreement with an unaffiliated third party to charter-in, with the option to eventually purchase, a 2020-built, scrubber-fitted, Eco, Ultramax, dry bulk carrier with a carrying capacity of 63,668 dwt. On June 21, 2025, the Company took delivery of the vessel and renamed it M/V Charlie. Pursuant to that agreement, Icon made two advance payments of $2,750 each, the first upon signing, and the second upon delivery. The Company is committed to pay a hire rate of $7.50 per day over the three-year bareboat charter period, and $18,000 at the end of that period, if the Company exercises its option to purchase the vessel. The Company has declared its intention to exercise such purchase option, subject to certain conditions. The Company assessed the terms of the aforementioned bareboat agreement considering the lease classification criteria under ASC 842 “Leases” and concluded that the agreement is a finance lease. Consequently, the Company has recognized a finance lease liability (please see Note 7 “Long-Term Debt”) and recorded a right of use asset under finance lease in an amount of $28,100, representing the finance lease liability, increased by the advance payments of $5,500 made to the lessor on and before the commencement date of the lease and initial direct costs of $903.